Exhibit 10.2
Execution Copy
     REPLACEMENT CAPITAL COVENANT, dated as of October 17, 2008 (this “Replacement Capital Covenant”), by The Hartford Financial Services Group, Inc., a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).
RECITALS
     A. On the date hereof, the Corporation is issuing $1,750,000,000 aggregate principal amount of its 10% Junior Subordinated Debentures due 2068 (together with any other 10% Junior Subordinated Debentures due 2068 issued after the date of this Replacement Capital Covenant pursuant to the related indenture, the “Debentures”).
     B. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
     C. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
     NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
          SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Annex I hereto.
          SECTION 2. Limitations on Redemption and Purchase of Debentures. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem, defease or repurchase, and shall cause each Subsidiary of the Corporation not to purchase, all or any part of the Debentures prior to October 15, 2048, except to the extent that the principal amount repaid or defeased or the applicable redemption or purchase price does not exceed the sum of the Applicable Percentages of the following amounts:
   (i) the aggregate amount of (a) the net cash proceeds the Corporation and its Subsidiaries shall have received from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries and (b) the Market Value of any Common Stock (determined as of the date of delivery) that the Corporation and its Subsidiaries shall have delivered to Persons other than the Corporation and its Subsidiaries in connection with the conversion of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries shall have received equity credit from any NRSRO, in each case during the relevant Measurement Period (without double counting proceeds received in any prior Measurement Period); plus

   (ii) the aggregate amount of net cash proceeds the Corporation and its Subsidiaries shall have received during the relevant Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Replacement Securities, Mandatorily Convertible Preferred Stock and Debt Exchangeable for Common Equity to Persons other than the Corporation and its Subsidiaries, provided that the limitations in this Section 2 shall not restrict (i) the repayment, redemption or other purchase of any Debentures that the Corporation shall have previously defeased in accordance with this Replacement Capital Covenant or (ii) the exchange or purchase of the Debentures for consideration that consists solely of Common Stock or (iii) the exchange or purchase of the Debentures for consideration that consists solely of an aggregate principal amount or liquidation preference of Replacement Capital Securities other than Common Stock not to exceed 100% of the aggregate principal amount of Debentures that are exchanged plus an amount in cash equal to accrued but unpaid Distributions on the Debentures, other than any deferred Distributions. Notwithstanding anything to the contrary in this Replacement Capital Covenant, Debentures shall no longer be subject to this Replacement Capital Covenant if such Debentures have been remarketed by the Company pursuant to arrangements between any Holder of such Debentures and the Company, and the net proceeds of such remarketing have been used by such Holder to acquire Common Stock, either directly, through the exercise of warrants or otherwise.
          SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.
          (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
   (i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
   (ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
   (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest stated final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;
   (iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
   (v) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a Current Report on Form 8-K (or any successor form) under the Securities Exchange Act including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.
          (c) Notice. In order to give effect to the intent of the Corporation described in Recital B, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of its entry into this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Current Report on Form 8-K (or any successor form) under the Securities Exchange Act, (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each Annual Report on Form 10-K (or any successor form) filed with the Commission under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the Covered Debt as of the date such Form 10-K (or any successor form) is filed with the Commission, (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a Current Report on Form 8-K (or any successor form), which must include or incorporate by reference this Replacement Capital Covenant, and in the Corporation’s next quarterly report on Form 10-Q (or any successor form) or Annual Report on Form 10-K (or any successor form), as applicable, (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall (A) post on its website (or any other similar electronic platform generally available to the public) the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c) and (B) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for the Covered Debt and each similar third-party vendor’s screen the Corporation reasonably believes is appropriate (each an “Investor Screen”) and cause a hyperlink to a definitive copy of this Replacement Capital Covenant to be included on the Investor Screen for the Covered Debt, in each case to the extent permitted by Bloomberg or such similar third-party vendor, as the case may be, and (v) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with a copy of this Replacement Capital Covenant as executed.
          (d) The Corporation agrees that, if at any time the Covered Debt is held by a trust (for example, where the Covered Debt is part of an issuance of trust preferred securities), a holder of the securities issued by such trust may enforce (including by instituting legal proceedings) this Replacement Capital Covenant directly against the Corporation as though such holder owned Covered Debt directly, and such holder shall be deemed to be a holder of “Covered Debt” for purposes of this Replacement Capital Covenant for so long as the indebtedness held by such trust remains Covered Debt hereunder.
          SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) October 15, 2048, or, if earlier, the date on which the Debentures are otherwise repaid, redeemed, defeased, remarketed, satisfied and discharged or purchased in full (in compliance with the terms of this Replacement Capital Covenant), (ii) the date, if any, on which the Holders of at least a majority of the then outstanding principal amount of the Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder, (iii) the date on which the Corporation ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term) and (iv) the date on which the Debentures become accelerated due to the occurrence of an event of default. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
          (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority of the then outstanding principal amount of the Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) the effect of such amendment or supplement is solely to impose additional restrictions on, or to eliminate certain of, the types of securities qualifying as Replacement Capital Securities and an officer of the Corporation has delivered to the trustee or agent for such Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect, (ii) such amendment or supplement is not adverse to the rights of the Covered Debtholders hereunder and an officer of the Corporation has delivered to the trustee or agent for such Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Covered Debtholders, or (iii) such amendment or supplement eliminates Common Stock, rights to acquire Common Stock, Debt Exchangeable for Common Equity and/or Mandatorily Convertible Preferred Stock as Replacement Capital Securities if, in the case of this clause (iii), an accounting standard or interpretive guidance of an existing accounting standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards used to prepare the Corporation’s financial statements becomes effective, which, as a result, causes the Corporation to believe that there is more than an insubstantial risk that the failure to eliminate Common Stock, rights to acquire Common Stock, Debt Exchangeable for Common Equity and/or Mandatorily Convertible Preferred Stock as Replacement Capital Securities would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes. For the purpose of clause (ii) in the preceding sentence, an amendment or supplement that adds new types of securities qualifying as Replacement Capital Securities or modifies the requirements of securities qualifying as Replacement Capital Securities will not be deemed materially adverse to the Covered Debtholders if, following such amendment or supplement, the replacement capital covenant would constitute a Qualifying Replacement Capital Covenant.
          (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.
          SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
          (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates an action, claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Other than the Covered Debtholders as provided in the previous sentence, no other Person shall have any rights under this Replacement Capital Covenant or be deemed a third party beneficiary of this Replacement Capital Covenant.
          (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day) or (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website (or any other similar electronic platform generally available to the public) as the address for notices under this Replacement Capital Covenant:
The Hartford Financial Services Group, Inc.
One Hartford Plaza
Hartford, Connecticut 06155
Attention: General Counsel

     IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
By:	/s/ John N. Giamalis
	Name:	John N. Giamalis
	Title:	Senior Vice President and Treasurer

Replacement Capital Covenant

Annex I
DEFINITIONS
     “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “securities”), provisions in the related transaction documents requiring the Corporation to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities for the purpose of raising eligible proceeds at least equal to the deferred and unpaid Distributions on such securities and apply the net proceeds to pay such Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions (which the Corporation may pay from any source of funds) on such securities and (y) the fifth anniversary of the commencement of such deferral period if on such date such deferral period has not ended, and that:
          (a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation or any of its Subsidiaries shall have received during the 180 days prior to the relevant Distribution Date from the sale of APM Qualifying Securities, provided that in the case of APM Qualifying Securities that are Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock the amount of net proceeds included in eligible proceeds shall not exceed the Preferred Cap;
          (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (i) require the Corporation to pay deferred Distributions only out of eligible proceeds and (ii) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds unless an event of default with respect to such securities has occurred;
          (c) if deferral of Distributions continues for more than one year (or such shorter period as provided for in the terms of such securities), require the Corporation and its Subsidiaries not to repay, redeem or purchase any of its securities ranking junior to or equally with any APM Qualifying Securities on the liquidation, dissolution or winding-up of the Corporation, the proceeds of which were used to pay deferred interest during the relevant deferral period until at least one year after all deferred Distributions have been paid (“Repurchase Restriction”), other than the following (none of which shall be restricted or prohibited by a Repurchase Restriction):
   (i) purchases, redemptions or other acquisitions of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants;
   (ii) purchases of Common Stock pursuant to a contractually binding requirement to buy Common Stock entered into prior to the beginning of the related deferral period, including under a contractually binding stock repurchase plan;

   (iii) as a result of any exchange, redemption or conversion of any class or series of the Corporation’s capital stock (or any capital stock of one of the Corporation’s Subsidiaries) for any class or series of the Corporation’s capital stock or of any class or series of the Corporation’s indebtedness for any class or series of the Corporation’s capital stock;
   (iv) the purchase of or payment of cash in lieu of fractional interests in the Corporation’s capital stock in accordance with the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or
   (v) the redemption or repurchase of rights in accordance with any stockholders’ rights plan;
          (d) limit the obligation of the Corporation to issue (or to use Commercially Reasonable Efforts to issue) APM Qualifying Securities that are Common Stock or Qualifying Warrants, prior to the fifth anniversary of any deferral period, to the extent that the number of shares of Common Stock issued or issuable upon the exercise of such Qualifying Warrants plus the number of shares of Common Stock previously issued or issuable on the exercise of Qualifying Warrants previously issued during the applicable deferral period would exceed 2% of the total number of issued and outstanding shares of Common Stock set forth in the Corporation’s most recent publicly available financial statements (the “Common Cap”);
          (e) limit the right of the Corporation to issue APM Qualifying Securities that are Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock, to the extent that the net proceeds of any issuance of such Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock applied, together with the net proceeds of all prior issuances of Qualifying Preferred Stock and any still-outstanding Mandatorily Convertible Preferred Stock applied during the current and all prior deferral periods, to pay deferred Distributions on the securities would exceed 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);
          (f) notwithstanding the Common Cap and the Preferred Cap, permit the Corporation, at its option, to impose a limitation on the Corporation’s obligation to issue APM Qualifying Securities consisting of Common Stock and Qualifying Warrants to a maximum issuance cap to be set at the Corporation’s discretion and otherwise substantially similar to the Share Cap, provided that such limitation will be subject to the Corporation’s agreement to use Commercially Reasonable Efforts (i) to increase such limitation when reached to enable the Corporation to simultaneously satisfy its future fixed or contingent obligations under such securities and other securities and derivative instruments that provide for settlement or payment in shares of Common Stock or (ii) if the Corporation cannot increase such limitation as contemplated in the preceding clause, by requesting its board of directors to adopt a resolution for a stockholder vote at the next annual meeting of stockholders of the Corporation to increase the number of shares of the Corporation’s authorized Common Stock for purposes of satisfying the Corporation’s obligations to pay deferred Distributions;

          (g) in the case of securities other than Qualifying Preferred Stock, include a Bankruptcy Claim Limitation Provision; and
          (h) permit the Corporation, at its option, to provide that if the Corporation is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, business combination, recapitalization, transfer or lease of assets substantially as an entirety to any other Person or a similar transaction (a “Business Combination”) where immediately after the consummation of the Business Combination more than 50% of the voting stock of the surviving or resulting entity or the Person to whom all or substantially all of the Corporation’s property or assets are conveyed, transferred or leased in such Business Combination is owned by the stockholders of the other party to the Business Combination or Person to whom all or substantially all of the Corporation’s property or assets are conveyed, transferred or leased, then clauses (a), (b) and (c) above will not apply to any deferral period that is terminated on the next Distribution Date following the date of consummation of the Business Combination;
provided (and it being understood) that:
     (1) the Corporation shall not be obligated to issue (or to use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
     (2) if, due to a Market Disruption Event or otherwise, the eligible proceeds are not sufficient to pay all deferred Distributions on any Distribution Date, the Corporation will apply the eligible proceeds to pay accrued and unpaid deferred Distributions on such Distribution Date in chronological order, subject to the Common Cap, Preferred Cap and Share Cap, as applicable; and
     (3) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities (in accordance with clauses (d) and (e) of this definition) shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities.
     “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism or a Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for the securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision, as applicable):
     (a) Common Stock;
     (b) Qualifying Warrants;
     (c) Qualifying Preferred Stock; and/or
     (d) Mandatorily Convertible Preferred Stock,

provided (and it being understood) that (i) if the APM Qualifying Securities for any Alternative Payment Mechanism or Mandatory Trigger Provision include both Common Stock and Qualifying Warrants, such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Qualifying Warrants, (ii) such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Mandatorily Convertible Preferred Stock and (iii) the Corporation may, without the consent of the holders of the Qualifying Replacement Securities, amend the definition of APM Qualifying Securities to eliminate Common Stock or Qualifying Warrants, but not both, and any other security from the definition if an accounting standard or interpretive guidance of an existing standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards used to prepare the Corporation’s financial statements filed with the Securities and Exchange Commission becomes effective, which, as a result, causes the Corporation to believe there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes.
     “Applicable Percentage” means:
          (a) in the case of any shares of the Corporation’s Common Stock or rights to acquire Common Stock, (i) 133% with respect to any repayment, redemption, defeasance or purchase prior to October 15, 2018, (ii) 200% with respect to any repayment, redemption, defeasance or purchase on or after October 15, 2018 and prior to October 15, 2038 and (iii) 400% with respect to any repayment, redemption, defeasance or purchase on or after October 15, 2038.
          (b) in the case of any Mandatorily Convertible Preferred Stock, Debt Exchangeable for Common Equity and any Qualifying Replacement Securities described in clause (a) of the definition of such term, (i) 100% with respect to any repayment, redemption, defeasance or purchase prior to October 15, 2038 and (ii) 300% with respect to any repayment, redemption, defeasance or purchase on or after October 15, 2038;
          (c) in the case of any Qualifying Replacement Securities described in clause (b) of the definition of such term, (i) 100% with respect to any repayment, redemption, defeasance or purchase prior to October 15, 2038 and (ii) 200% with respect to any repayment, redemption, defeasance or purchase on or after October 15, 2038; and
          (d) in the case of any Qualifying Replacement Securities described in clause (c) of the definition of such term, 100%.
     “Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that, upon any liquidation, dissolution, winding-up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (a) any deferral period, in the case of securities that have an

Alternative Payment Mechanism but no Mandatory Trigger Provision or (b) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities that have a Mandatory Trigger Provision, to:
   (i) in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and
   (ii) in the case of any other securities, the amount of accumulated and deferred Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid.
     “Business Combination” has the meaning specified in clause (h) of the definition of Alternative Payment Mechanism.
     “Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York, New York are authorized or required by law or executive order to remain closed.
     “Commercially Reasonable Efforts” means, for purposes of issuing APM Qualifying Securities, commercially reasonable efforts to complete the offer and sale of APM Qualifying Securities to third parties that are not Subsidiaries of the Corporation in public offerings or private placements. The Corporation shall not be considered to have made Commercially Reasonable Efforts to issue APM Qualifying Securities if it determines not to pursue or complete such issuance solely due to pricing, coupon, dividend rate or dilution considerations.
     “Commission” means the United States Securities and Exchange Commission or any successor agency.
     “Common Cap” has the meaning specified in clause (d) of the definition of Alternative Payment Mechanism.
     “Common Stock” means the common stock of the Corporation (including treasury shares of common stock), common stock issued pursuant to any dividend reinvestment plan or any of the Corporation’s employee benefit plans, any security of the Corporation that ranks upon the liquidation, dissolution or winding-up of the Corporation junior to the Qualifying Preferred Stock and equally with the Corporation’s common stock and that tracks the performance of, or relates to the results of, a business, unit or division of the Corporation, and any shares of common stock or equivalent equity interests of the surviving or resulting entity issued in exchange therefor in connection with a Business Combination.
     “Corporation” has the meaning specified in the introduction to this Replacement Capital Covenant.

     “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Covered Debtholder” means each Person (whether as a Holder or a beneficial owner holding through a participant in a clearing agency) to the extent that Person holds Covered Debt, provided that, except as provided in Section 5(b), a Person who has sold all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale if, at such time, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder.
     “Debentures” has the meaning specified in Recital A.
     “Debt Exchangeable for Common Equity” means a security or combination of securities (together in this definition, “securities”) that:
          (a) gives the holder a beneficial interest in (i) debt securities of the Corporation that are not redeemable prior to the settlement date of the stock purchase contract referred to in subclause (ii) hereof and (ii) a fractional interest in a stock purchase contract obligating the holder to purchase Common Stock of the Corporation that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of such debt securities and subject to customary anti-dilution adjustments;
          (b) provides that the holders directly or indirectly grant to the Corporation a security interest in such debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the holders’ direct or indirect obligation to purchase Common Stock of the Corporation pursuant to the stock purchase contract referred to in subclause (a)(ii) hereof;
          (c) includes a remarketing feature pursuant to which such debt securities of the Corporation are remarketed to new investors not later than the settlement date of the stock purchase contract referred to in subclause (a)(ii) hereof; and
          (d) provides for the proceeds raised in the remarketing to be used to purchase shares of Common Stock of the Corporation under the stock purchase contract referred to in subclause (a)(ii) hereof and, if there has not been a successful remarketing by the settlement date of such stock purchase contract, provides that such stock purchase contract will be settled by the Corporation exercising its remedies as a secured party with respect to the debt securities or other collateral directly or indirectly pledged by holders of the Debt Exchangeable for Common Equity.
     “Distribution Date” means, as to any securities or combination of securities, the date(s) on which Distributions on such securities are scheduled to be made.

     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest or other income distributions to the holders or beneficial owners thereof that are not Subsidiaries of the Corporation.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding unsecured long-term indebtedness for money borrowed of such issuer that ranks senior to the Debentures and (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding unsecured long-term indebtedness for money borrowed that that ranks senior to the Debentures and (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior upon the issuer’s liquidation, dissolution or winding-up, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.
     For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt and each beneficial owner holding through a participant in a clearing agency.
     “Initial Covered Debt” means the Corporation’s 6.1% senior notes due 2041 (CUSIP No. 416515AP9).
     “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer and its subsidiaries, to the extent such securities provide the issuer with NRSRO equity credit, will redeem, repurchase or defease such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption, repurchase or defeasance that are as or more equity-like than the securities then being redeemed, repurchased or defeased, and which proceeds were raised within 180 days prior to the applicable redemption, purchase or defeasance date.
     “Mandatorily Convertible Preferred Stock” means preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock converts into common stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.
     “Mandatory Trigger Provision” means, as to any security or combination of securities, provisions in the terms thereof or of the related transaction agreements that:
          (a) if the issuer of such securities fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements and for so long as such failure continues, prohibits the issuer from making payments of Distributions on such securities from any source other than from the issuance and sale of APM Qualifying Securities and require the issuer, or in the case of Qualifying Preferred Stock, at the option of the issuer, permit the issuer, of such securities (in this definition, the “issuer”) to make payment of Distributions on such securities, within a two year period beginning on the date of such failure, only pursuant to the issuance and sale of APM Qualifying Securities, in an amount such that the net proceeds of such sale are at least equal to the amount of deferred and unpaid Distributions (including without limitation all deferred and accumulated amounts) on such securities or, in the case of Qualifying Preferred Stock, current Distributions, and in either case require the application of the net proceeds of such sale to pay such deferred and unpaid Distributions, or in the case of Qualifying Preferred Stock, permit the application of the net proceeds of such sale to pay current Distributions, on those securities, provided that (i) if the Mandatory Trigger Provision does not require such issuance and sale within one year of such failure, the amount of Common Stock or

Qualifying Warrants the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap, and (ii) the amount of Qualifying Preferred Stock and then still-outstanding Mandatorily Convertible Preferred Stock the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;
          (b) if the provisions described in clause (a) immediately above do not require such issuance and sale within one year of such failure, include a Repurchase Restriction;
          (c) other than in the case of Qualifying Preferred Stock, prohibit the issuer of such securities from redeeming or purchasing any of its securities ranking junior to or equally with any APM Qualifying Securities upon the liquidation, dissolution or winding-up of the Corporation, the proceeds of which were used to pay deferred Distributions during the relevant deferral period prior to the date six months after the issuer applies the net proceeds of the sales described in clause (a) immediately above to pay such deferred Distributions in full; and
          (d) other than in the case of Qualifying Preferred Stock, include a Bankruptcy Claim Limitation Provision;
provided (and it being understood) that:
     (1) the issuer will not be obligated to issue (or to use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
     (2) if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, Preferred Cap and Share Cap, as applicable; and
     (3) if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and applies some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities (in accordance with the Alternative Payment Mechanism) shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities.
     No remedy other than Permitted Remedies shall arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.
     “Market Disruption Events” means the occurrence or existence of any of the following events or sets of circumstances:

          (a) trading in securities generally, or the securities of the Corporation specifically, on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Corporation’s Common Stock is listed or traded, shall have been suspended or materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, the relevant exchange or any other regulatory body or governmental authority having jurisdiction, and the establishment of such minimum prices materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the Corporation’s Common Stock;
          (b) the Corporation would be required to obtain the consent or approval of its stockholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities pursuant to the Alternative Payment Mechanism and such consent or approval has not yet been obtained notwithstanding that the Corporation has used commercially reasonable efforts to obtain the required consent or approval;
          (c) an event occurs and is continuing as a result of which the offering document for the offer and sale of APM Qualifying Securities would, in the reasonable judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in that offering document, in the light of the circumstances under which they were made, not misleading and either (i) the disclosure of that event at such time, in the reasonable judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (ii) the disclosure relates to a previously undisclosed proposed or pending material business transaction, and the Corporation has a bona fide reason for keeping such transaction confidential or disclosure of such transaction would impede the ability of the Corporation to consummate such transaction; provided that no single suspension period resulting from an event described in this clause (c) shall exceed 90 consecutive days and multiple suspension periods resulting from one or more market disruption events described in this clause (c) shall not exceed an aggregate of 180 days in any 360-day period;
          (d) the Corporation reasonably believes that the offering document for the offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission (for reasons other than those described in clause (c) above), and the Corporation determines that it is unable to comply with such rule or regulation or such compliance is impractical, provided that no single suspension period resulting from an event described in this clause (d) shall exceed 90 consecutive days and multiple suspension periods resulting from one or more market disruption events described in this clause (d) shall not exceed an aggregate of 180 days in any 360-day period;
          (e) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be, such that the issuance of or market trading in the APM Qualifying Securities has been materially disrupted or has ceased;

          (f) there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that the issuance of or market trading in the APM Qualifying Securities has been materially disrupted or has ceased;
          (g) a material disruption shall have occurred in commercial banking or securities settlement or clearing services in the United States such that market trading in the APM Qualifying Securities has been materially disrupted or has ceased; or
          (h) a banking moratorium shall have been declared by federal or state authorities of the United States such that market trading in the APM Qualifying Securities has been materially disrupted or has ceased.
     “Market Value” means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is listed; if the Common Stock is not listed on any U.S. securities exchange on the relevant date, the market price will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.
     “Measurement Date” means, with respect to any repayment, redemption, defeasance or purchase of the Debentures (a) on or prior to the Scheduled Maturity Date, the date that is 180 days prior to delivery of notice of such repayment, defeasance or redemption or the date of such purchase and (b) after the Scheduled Maturity Date, the date that is 90 days prior to the delivery of notice of such repayment, redemption or defeasance or the date of such purchase, except that, if during the 90 day (or any shorter) period preceding such date, proceeds were received by the Corporation or any of its Subsidiaries from the sale of Replacement Capital Securities to Persons other than the Corporation and its Subsidiaries but no repayment, redemption, defeasance or purchase of the Debentures was made in connection therewith, the measurement date shall be the date upon which such preceding 90-day (or shorter) period began.
     “Measurement Period” with respect to any notice date or purchase date means the period (i) beginning on the Measurement Date with respect to such notice date or purchase date and (ii) ending on such notice date or purchase date, as applicable. Measurement Periods cannot run concurrently.
     “No Payment Provision” means a provision or provisions in the transaction documents for securities (referred to in this definition as “such securities”) that:
          (a) include an Alternative Payment Mechanism; and

          (b) permit the issuer of such securities, in its sole discretion, to defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event has occurred and is continuing, ten years, without any remedy other than Permitted Remedies.
     “Non-Cumulative” means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Securities Exchange Act.
     “Optional Deferral Provision” means, as to any securities, provisions in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:
          (a) (i) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to five years or, if a Market Disruption Event has occurred and is continuing, ten years, without any remedy other than Permitted Remedies and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap, Preferred Cap, Share Cap, Bankruptcy Claim Limitation or Repurchase Restrictions); or
          (b) the issuer of such securities may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods up to ten years, without any remedy other than Permitted Remedies.
     “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
          (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and
          (b) complete or partial prohibitions on the issuer paying Distributions on or purchasing common stock or other securities that rank equally with or junior as to Distributions to such securities for so long as Distributions on such securities, including deferred Distributions, remain unpaid.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, corporation or other entity, unincorporated organization or government or any agency or political subdivision thereof.
     “Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

     “Qualifying Preferred Stock” means Non-Cumulative perpetual preferred stock issued by the Corporation that (a) ranks equally with or junior to all other outstanding preferred stock of the issuer, other than a preferred stock that is issued or issuable pursuant to a stockholders’ rights plan or similar plan or arrangement, and (b) contains no remedies other than Permitted Remedies and either (i) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the issuer from making any Distributions thereon upon the Corporation’s failure to satisfy one or more financial tests set forth therein or (ii) is subject to a Qualifying Replacement Capital Covenant; provided, however, that if such Qualifying Preferred Stock includes Intent-Based Replacement Disclosure and is structured at the time of issuance with a distribution rate step-up of more than 25 basis points prior to the 25th anniversary of such issuance, then such Qualifying Preferred Stock shall, in lieu of Intent-Based Replacement Disclosure, be subject to a replacement capital covenant that will remain in effect until at least the Scheduled Maturity Date and that is substantially similar to this Replacement Capital Covenant.
     “Qualifying Replacement Capital Covenant” means (a) a replacement capital covenant that is substantially similar to this Replacement Capital Covenant applicable to the Debentures or (b) a replacement capital covenant, as identified by the Corporation’s Board of Directors, or a duly authorized committee thereof, acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer and its subsidiaries from repaying, redeeming or purchasing identified securities except out of the proceeds from the sale of specified Replacement Capital Securities that have terms and provisions at the time of repayment, redemption or purchase that are as or more equity-like than the securities then being repaid, redeemed or purchased, raised within 180 days prior to the applicable repayment, redemption or purchase date; provided that the term of such Qualifying Replacement Capital Covenant shall be determined at the time of issuance of the related Replacement Capital Securities taking into account the other characteristics of such securities.
     “Qualifying Replacement Securities” means securities or a combination of securities (other than Common Stock, rights to acquire Common Stock, Mandatorily Convertible Preferred Stock or Debt Exchangeable for Common Equity) that, in the determination of the Corporation’s Board of Directors (or a duly authorized committee thereof) reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:
          (a) in connection with any repayment, redemption, defeasance or purchase of Debentures prior to October 15, 2018:
   (i) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 60 years and (3)(A) are Non-Cumulative and are subject to a Qualifying Replacement Capital Covenant or have a No Payment Provision and are subject to a Qualifying Replacement Capital Covenant or (B) have a Mandatory Trigger Provision and have either an Optional Deferral Provision or a No Payment Provision and are subject to Intent-Based Replacement Disclosure; or

   (ii) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a Qualifying Replacement Capital Covenant and (4) have a Mandatory Trigger Provision and an Optional Deferral Provision; or
   (iii) shares of preferred stock issued by the Corporation or any of its Subsidiaries that are (1) Non-Cumulative, (2) have no prepayment obligation on the part of the issuer thereof, whether at the election of the Holders or otherwise, (3) have no maturity or a maturity of at least 60 years and either (A) are subject to a Qualifying Replacement Capital Covenant or (B) have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure; or
          (b) in connection with any repayment, redemption, defeasance or purchase of Debentures on or after October 15, 2018 and prior to October 15, 2038:
   (i) any securities described under clause (a) of this definition that would be Qualifying Replacement Securities prior to October 15, 2018;
   (ii) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a Qualifying Replacement Capital Covenant and (4) have an Optional Deferral Provision;
   (iii) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon a liquidation, dissolution or winding-up of the Corporation, (2) are Non-Cumulative or have a No Payment Provision, (3) have no maturity or a maturity of at least 60 years and (4) are subject to Intent-Based Replacement Disclosure;
   (iv) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 40 years and (3) (A) are Non-Cumulative, or have a No Payment Provision, and subject to a Qualifying Replacement Capital Covenant or (B) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure;
   (v) securities issued by the Corporation or any of its Subsidiaries that (1) upon the liquidation, dissolution or winding-up of the Corporation, rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures and securities that rank equally with the Debentures upon the liquidation, dissolution or winding up of the Corporation, (2) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure and (3) have no maturity or a maturity of at least 60 years;

   (vi) cumulative preferred stock issued by the Corporation or any of its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, (2) has no maturity or a maturity of at least 60 years and (3) is subject to a Qualifying Replacement Capital Covenant; or
   (vii) other securities issued by the Corporation or any of its Subsidiaries that (1) rank upon the liquidation, dissolution or winding-up of the Corporation equally with or junior to the Debentures and (2) have no maturity or a maturity of at least 30 years, are subject to a Qualifying Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision; or
          (c) in connection with any repayment, redemption, defeasance or purchase of Debentures at any time after October 15, 2038:
   (i) any securities described under clause (b) of this definition that would be Qualifying Replacement Securities prior to October 15, 2038;
   (ii) securities issued by the Corporation or any of its Subsidiaries that (1) rank equally with or junior to the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure or (B) have no maturity or a maturity of at least 40 years and are subject to a Qualifying Replacement Capital Covenant and (C) have an Optional Deferral Provision;
   (iii) securities issued by the Corporation or any of its Subsidiaries that (1) rank junior to all of the senior and subordinated debt of the Corporation other than the Debentures and any other securities that rank equally with the Debentures upon the liquidation, dissolution or winding-up of the Corporation, (2) have a Mandatory Trigger Provision, an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure and (3) have no maturity or a maturity of at least 40 years; or
   (iv) preferred stock issued by the Corporation or any of its Subsidiaries that either (1) has no maturity or a maturity of at least 60 years and is subject to Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a Qualifying Replacement Capital Covenant, provided, however, that if any of the securities described in the foregoing clauses (a), (b) and (c) is structured at the time of issuance with a distribution rate step-up (whether interest or dividend) of more than 25 basis points prior to the 25th anniversary of such issuance, then such security shall be subject to a Qualifying Replacement Capital Covenant that will remain in effect until at least the Scheduled Maturity Date.
     “Qualifying Warrants” means any net share settled warrants to purchase the Common Stock of the Corporation that (a) have an exercise price greater than the Market Value of the Common Stock of the Corporation on the date of sale, (b) the Corporation is not entitled to redeem for cash and (c) the holders of which are not entitled to require the Corporation to repurchase for cash in any circumstances.

     “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or purchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
     “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
     “Replacement Capital Securities” means
          (a) Common Stock and rights to acquire Common Stock;
          (b) Mandatorily Convertible Preferred Stock;
          (c) Debt Exchangeable for Common Equity; and
          (d) Qualifying Replacement Securities.
     “Repurchase Restrictions” has the meaning specified in clause (c) of the definition of “Alternative Payment Mechanism.”
     “Scheduled Maturity Date” means October 15, 2038.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including any successor statute.
     “Share Cap” means, with respect to any securities or combination of securities, a provision limiting the total number of shares of Common Stock, Qualifying Warrants and Mandatorily Convertible Preferred Stock that may be issued by the Corporation pursuant to the Alternative Payment Mechanism applicable to such securities such that the number of shares of Common Stock issued or issuable on the exercise or conversion of all Qualifying Warrants and Mandatorily Convertible Preferred Shares issued by the Corporation pursuant to such Alternative Payment Mechanism shall not exceed a specified number of shares of Common Stock, provided that the product of such Share Cap and the Market Value of the Common Shares as of the date of issuance of such Qualifying Replacement Securities shall not represent a lower proportion of the aggregate principal or liquidation amount, as applicable, of such securities than the product of the Share Cap applicable to the Debentures and the Current Stock Market Price of the Common Stock as of the date of issuance of such Debentures represents of the aggregate principal amount of such Debentures at the time of issuance.
     “Subordinated Indenture” means the Junior Subordinated Debt Indenture, dated as of June 6, 2008, between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, as amended and supplemented by the Supplemental Indenture and as further amended and supplemented from time to time in accordance with its terms.
     “Supplemental Indenture” means the Second Supplemental Indenture, dated as of October 17, 2008, between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, as amended and supplemented from time to time in accordance with its terms.
     “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which ordinary have voting power to elect a majority of the board of directors or other managers of such Person are at the time owned or the management and policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
     “Termination Date” has the meaning specified in Section 4(a).